UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 12, 2010

DEEP DOWN, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30351	75-2263732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8827 W. Sam Houston Pkwy N. Suite 100, Houston, TX  77040
(Address of principal executive offices) (Zip Code)

(281) 517-5000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 – Regulation FD Disclosure

ITEM 7.01    Regulation FD Disclosure.

We have recently received a Notice of Federal Tax Lien from the Internal Revenue Service (“IRS”) in an approximate amount of $573,000 for nonpayment of certain taxes. This claim relates primarily to 2007 and 2008 tax returns that were filed when the Company changed its tax year. At the current time, there are differences between the IRS’ understanding and our understanding of the application of taxes to the appropriate year. We do not believe that these taxes are correctly owed and we are currently working with the IRS to resolve the related issue and remove this lien.  We expect the issue to be resolved with the IRS and the lien to be correspondingly removed in the near term.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEEP DOWN, INC.

Date: November 12, 2010	By:	/s/ Gay S. Mayeux
Gay S. Mayeux
Chief Financial Officer

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